Exhibit 10.04

                                  SUPPLEMENTAL
                             SUBSCRIPTION AGREEMENT
                                       FOR
                            BROWNING #2 WELL/UNIT AND
                                 BROWNING LEASE
                            (MONTAGUE COUNTY, TEXAS)

Topaz Resources, Inc.
1012 N. Masch Branch Road
Denton, Texas 76207

ATTN: Mr. Edward J. Munden, Chief Executive Officer

Dark Horse Operating Co., L.L.C.
P.O. Box 2184
Denton, Texas 76202-2184

ATTN: Mr. Robert P. Lindsay and Mr. S. Rand Stinnett, Managers

     RE: Oil, Gas and Mineral Lease, dated July 15, 2005, between Browning Children's Management Trust, Lessor, and Dark Horse Operating Co., L.L.C. ("DHOPCO"), Lessee, a memorandum of which is recorded in Volume 355, Page 507, Real Records of Montague County, Texas (the "Lease"), covering Lessor's right title and interest in and to a certain
          1,187.75 acre, consisting of five (5) distinct tracts, as more completely described therein (as amended); Purchase and Sale of Working Interest(s) in Browning #2 well/unit (API #42-337-34339) on non-communitized Tract Three thereof (Elias Spray Survey, A-672, Montague County, Texas), along with undivided working interest in additional leasehold

Gentlemen:

     Reference  is made to  that  certain  written  Subscription  Agreement  for
Browning #2 Well/Unit (the "Agreement"), dated September 21, 2010, between the undersigned subscriber or purchaser (the "WI Purchaser"), party of the first part, and Topaz Resources, Inc. ("Topaz") and Dark Horse Operating Co., L.L.C. ("DHOPCO"), parties of the second part, relating and pertaining to the sale to WI Purchaser of an aggregate twenty five percent (25.0%) working interest, consisting of an eighteen and three quarters percent (18.75%) attributable net revenue interest, in the above-described Browning #2 well (API #42-337-34339) in the Elias Spray Survey, A-672, Montague County, Texas (and the "to-be-established" included and surrounding forty (40) acre oil, gas and mineral leasehold estate)(such well and 40 acre unit being referred to therein and hereinafter as the "WELL"). A true and correct copy of said Agreement is attached hereto as Exhibit "A" and incorporated herein by this reference. Topaz, as the current option holder and financier of the effective working interest in the WELL, and DHOPCO, as the operator of the WELL and record title owner of the

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WELL (and the working interest  leasehold on undivided  interests in Tracts Two,
Three, Four and Five of the Lease), are desirous of WI Purchaser's financial participation not only in the WELL but, in addition, in the ownership and development of the currently-held portions of the Lease, on a promoted basis consistent with the Agreement, as set forth herein. This instrument (hereinafter the "Supplement") is intended to modify, expand and supplement the Agreement to reflect the agreement(s) of the parties as to the Additional Leasehold (as defined below). In consideration of the mutual promises contained herein and the
performance(s)   and   payment(s)   described  in  this   Supplement,   and  for
consideration(s) independent of the Agreement, the receipt and sufficiency of which are hereby acknowledged, WI Purchaser, Topaz and DHOPCO agree (and hereby supplement and amend the Agreement) as follows:

     14. DEFINITION/BACKGROUND ON ADDITIONAL LEASEHOLD. DHOPCO is the current record owner (subject to Topaz's option to acquire the subject working interest) of a leasehold working interest in and to Tracts Two, Three, Four and Five of the Lease which, based upon extensive prior title work by DHOPCO, can be described in chart-form (the "Chart") as follows:

                        Net Acres owned    Net Acres       Net Acres owned
                        or controlled       Leased         by or leased to
Tract #   Gross Acres     by Trust         to DHOPCO        third parties
-------   -----------     --------         ---------        -------------
 1          220.000       220.000             0                220.000
 2          270.750       203.062           203.062             67.688
 3          500.000       500.000           490.000*            10.000**
 4          100.000        25.000            25.000             75.000
 5           97.000        48.500            48.500             48.500
           --------       -------           -------            -------

TOTAL      1,187.75       996.562           766.562            421.188
           ========       =======           =======            =======

----------
* = Includes 30 acres of the 40 acres comprising the WELL (and WELL Acres defined below)
** = Representing the 25.0% working interest being subscribed/purchased by WI Purchaser under the Agreement

For purposes of this Supplement, the following definitions will apply:

WELL Acres: As used herein, the term or phrase "WELL Acres" shall mean and refer to the "to-be-established" forty (40) acre unit within Tract Three of the Lease which surrounds and is attributable to the Browning #2 Well (consistent with the designation/definition in the Agreement), which (a) WI Purchaser has subscribed to a 25.0% working interest therein, and (b) WI Purchaser will be paying, pursuant to a pending AFE, for included and proportionate acreage/leasehold costs, consistent with the Agreement.

Tract One: As used herein, the term or phrase "Tract One" shall mean and refer to the 220 acres of land, more or less, described and designated as Tract One in

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the Lease, the leasehold  working interest thereon being previously  assigned by
DHOPCO to a third party (and in which neither DHOPCO nor Topaz currently claim or own a record working interest).

Non-Tract One Acres: As used herein, the term or phrase "Non-Tract One Acres" shall mean and refer to Tracts Two, Three (except for the Well Acres), Four and Five as identified in the Lease, comprised of 270.75 acres, 460.0 acres, 100.0 acres and 97.0 acres, respectively, more or less (totaling 927.75 gross acres of land, more or less).

Base Acreage Price: As used herein, the term or phrase "Base Acreage Price" shall mean and refer to the sum of ONE THOUSAND FIFTY AND NO/100 U.S. DOLLARS ($1,050.00) per net mineral acre of leasehold.

Present Additional Leasehold: As used herein, the term or phrase "Present Additional Leasehold" shall mean and refer to the DHOPCO leasehold believed to be leased by virtue of the Lease in the Non-Tract One Acres, presently calculated to consist of 736.562 acres (column 4 in the Chart LESS the 30 acres attributable to the WELL Acres). Such Present Additional Leasehold shall have an associated net revenue of seventy five percent (75.0%).

     2. ADDITIONAL WORKING INTEREST OFFERING. WI Purchaser, subject to the acceptance of the Subscription hereunder, agrees to purchase a working interest in and to the DHOPCO/Topaz Lease on the Non-Tract One Acres from DHOPCO/Topaz as follows:

     (a) WI Purchaser will purchase from DHOPCO and Topaz an undivided five sixteenth (5/16th) or 31.25% of the Present Additional Leasehold working interest in the WELL, subject to the equivalent or proportionate promote or carrying obligation in favor of Topaz of one eighth (12.50%) of the working interest through the tanks/sales line on all wells developed thereon, in a manner consistent with the carrying obligation established in the Agreement. For illustrative/example purposes, assuming Topaz/DHOPCO has 100% of the minerals in a to-be-drilled tract leased, WI Purchaser shall pay for 35.15625% of the costs of drilling/completion and receive 31.25% of working interest net revenues (carrying Topaz for a 3.90625% working interest and an attributable 2.92968% net revenue);

     (b) WI Purchaser shall pay Topaz/DHOPCO the equivalent of the Base Acreage Price for such working interest upon the execution of this Supplement by WI Purchaser, calculated as follows:

     736.562 acres X 31.25% X $1,050.00 = $241,684.41

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     (c) The  ultimate  calculation  of  Present  Additional  Leasehold  and any leasehold to be purchased/sold hereunder is necessarily subject to final determination by the parties and the results of final title analysis on all included tracts within the Non-Tract One Acres.

     (d) Upon the acceptance of the subscription of WI Purchaser hereunder, Topaz/DHOPCO, on the one hand, and WI Purchaser, on the other hand, shall have created between and amongst the parties (and otherwise agree to) an area of mutual interest (an "AMI") within the Non-Tract One Acres, coupled with any immediately-adjacent or contiguous tract thereto (although, at present, Topaz has reason to believe and does believe that all such contiguous tract candidates are presently leased or otherwise held by production under the terms of an existing lease). In addition to the Present Additional Leasehold on such tracts, and acting upon the lead and direction of Topaz, WI Purchaser and Topaz shall have the right to participate in the acquisition of leases or interests in any new leases taken by a party hereto on lands within the AMI in the following proportions: WI Purchaser = 31.25%; Topaz = 68.75%. Any AMI leases obtained by Topaz will be tendered for proportionate acquisition hereunder (a) at a net revenue interest of 75.0%, and (b) at a price equal to the greater of the Base Acreage Price or such acquisition costs (per acre) as Topaz may elect to pay for the same. Any AMI leasehold presented by a party hereto shall be subject to the option, but not the obligation, to participate hereunder on a proportionate basis. Notwithstanding the source of any AMI leasehold generated, proposed or acquired hereunder (i.e. from Topaz or WI Purchaser or their directives), the same shall be subject to and burdened by WI Purchaser's carrying obligation in favor of Topaz, as established above.

     (e) Within forty five (45) business days of the execution of this Supplement (if not sooner and in conjunction with the JOA contemplated by the Agreement), DHOPCO and/or Topaz shall assemble and deliver unto WI Purchaser a written Assignment of Oil, Gas and Mineral Lease involving the subject leasehold acquired, coupled with such other and more definitive documentation as the parties deem necessary and appropriate to reflect the agreement(s) contained in this Supplement.

     3. SUBSCRIPTION; ADDITIONAL DOCUMENTS.WI Purchaser hereby irrevocably subscribes to purchase the subject thirty one and one quarter percent (31.25%) of the Present Additional Leasehold, pursuant to and upon the terms and conditions herein set forth. Accordingly, the WI Purchaser, upon its entry into and the execution of this Supplement, hereby tenders the following:

     (a) Two (2) executed counterparts of this Supplement, with pages initialed;

     (b) An advancement in the form of either a check, cashier's check or money order, payable to the order of "TOPAZ RESOURCES, INC.", or a bank wire transfer to Topaz's account as directed in writing by Topaz, in the amount of $241,684.41, to be applied by Topaz for the benefit of WI Purchaser in a manner consistent with Paragraph 2 above; and

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     (c) Such other executed and completed instruments (if any) as described and as may be reasonably required in written correspondence presented to WI Purchaser, directly or indirectly, by DHOPCO and/or Topaz as part of the purchase hereunder.

Consistent with Paragraph 2(e) above, Topaz and DHOPCO shall tender to WI Purchaser the following for execution by WI Purchaser:

     (d) One (1) written Joint Operating Agreement (the "JOA"), to govern operations on the WELL and the AMI leasehold, utilizing a modified and supplemented AAPL Model Form Operating Agreement with included Accounting COPAS attachment, such JOA to be consistent with DHOPCO's prior operations in and around Montague County, Texas;

     (e) One (1) executed and acknowledged Memorandum of Operating Agreement and Financing Statement;

     (f) One (1) proposed Assignment of Oil, Gas and Mineral Lease (to WI Purchaser);

     (g) Such other and additional documents which the parties may otherwise deem necessary and appropriate to effectuate the terms of this Agreement and facilitate the completion and production of the WELL.

     4. ACCEPTANCE OF SUBSCRIPTION. WI Purchaser agrees that this subscription (the "Subscription") is irrevocable and is subject to acceptance by DHOPCO and Topaz, in their sole discretion. If not accepted by DHOPCO and Topaz, all instruments tendered herewith shall be promptly returned, along with any monies paid by WI Purchaser. WI Purchaser understands that acceptance of this Subscription shall be signified by executing this Subscription Agreement and causing an executed copy hereof to be returned to the WI Purchaser. DHOPCO and Topaz have no obligation to accept this Subscription in its entirety or to accept any third party Subscriptions (if any) in the order received. Further, DHOPCO and Topaz may accept a Subscription hereunder notwithstanding an eventual sale of all of the working interest offered to WI Purchaser or others. As soon as practical following a closing hereunder, WI Purchaser will receive executed counterparts and/or copies of executed closing documentation hereunder.

     5. AFFIRMATION OF AGREEMENT PROVISIONS. By its execution of this Supplement, WI Purchaser represents and agrees as follows: (a) the statements contained in Paragraph 6, 7 and 8 of the Agreement remain true and correct as to the WELL and, by ratification and reference hereunder, such statements remain true and correct (and otherwise apply) as to WI Purchaser's acquisition(s) and the working interest made the subject of this Supplement; (b) the indemnification by WI Purchaser contained in Paragraph 9 of the Agreement is ratified and adopted as to the transaction(s) contemplated by this Supplement;
(c) the "additional" or optional participation rights contained in Paragraph 10 of the Agreement are hereby waived and shall now be governed by the terms of this Supplement; and (d) Paragraphs 11, 12 and 13 of the Agreement are hereby

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
adopted and ratified as to the transaction(s) cited in this Supplement. Notwithstanding the absence of a jurat or acknowledgment by WI Purchaser hereon, the statements contained herein shall be deemed by WI Purchaser to be true and correct, to be relied upon by DHOPCO and Topaz accordingly.

     IN WITNESS WHEREOF, WI Purchaser has executed this Subscription Agreement on this ____________ day of November, 2010.

                                   WI Purchaser:

                                   RMJ, INC., a Nevada corporation


                                   By: /s/ Eric L. Moe
                                       -----------------------------------------
                                       Eric L. Moe, its CEO/President
                                   Address: 8921 N. Indian Trail Road,
                                            Suite 288
                                            Spokane, WA 99208
                                   E-mail address: emoe27@aol.com
                                   Phone Number: (509) 467-8204
                                   Fax Number: (509) 466-0583
                                   EIN: 98-0165538


---------------------------------------
Witness
Printed Name:
             --------------------------

WHEN FULLY EXECUTED, RETURN TO:

Dark Horse Operating Co., L.L.C.
Mailing Address: P.O. Box 2184, Denton, TX 76202-2184;
Physical Address: 1012 N. Masch Branch Road, Denton, TX 76207
Phone: 940-243-3038; Facsimile: 940-243-8643
E-mail: lindsayroberttx@msn.com and rstinnett@usa.net

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
                         ACCEPTANCE BY DHOPCO and TOPAZ

     The foregoing subscription is accepted/rejected by DHOPCO and TOPAZ as follows:

_________         Accepted in full.


_________         Partially   accepted   to   the   extent   of   ___________
                  working   interest   (if   needed, explain: __________________

                  ______________________________________________________________

_________         Rejected in full.


DATE:_______________, 2010.


                               Dark Horse Operating Co., L.L.C.,
                               A Texas limited liability company


                               By: /s/ S. Rand Stinnett
                                   ---------------------------------------------
                                   S. Rand Stinnett, its Manager


                               By: /s/ Robert P. Lindsay
                                   ---------------------------------------------
                                   Robert P. Lindsay, its Manager

                               Topaz Resources, Inc.,
                               A Florida corporation


                               By: /s/ Edward J. Munden
                                   ---------------------------------------------
                                   Edward J. Munden, its President


                               By: /s/ Bill A. Williamson
                                   ---------------------------------------------
                                   Bill A. Williamson, its Vice President

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                                 EXHIBIT "A" TO

                                  SUPPLEMENTAL
                             SUBSCRIPTION AGREEMENT
                                       FOR
                            BROWNING #2 WELL/UNIT and
                                 BROWNING LEASE
                            (Montague County, Texas)

                                     Between

                            TOPAZ RESOURCES, INC. and
                        DARK HORSE OPERATING CO., L.L.C.

                                       AND

                                    RMJ, INC.


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